Dreyfus

Strategic Municipal

Bond Fund, Inc.

ANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Dividend Reinvestment Plan

                            29   Proxy Results

                            33   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Strategic Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The past year has been challenging for municipal bond investors. Soon after 1999 began, evidence emerged that the U.S. economy was growing more strongly than many analysts expected. Concerns that inflationary pressures might re-emerge in a strong economy caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates generally led to erosion of municipal bond prices, especially toward the end of the reporting period.

Municipal bonds were also generally adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation  in  Dreyfus  Strategic  Municipal  Bond  Fund,  Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform?

The fund provided a total return of -3.90 for the 12-month reporting period ended November 30, 1999.(1) The fund produced income dividends of $0.5819 per share, which is equal to a distribution rate of 7.57% over the same period.(2)

We attribute the fund' s absolute returns over the past year to a declining municipal bond market and a rising interest-rate environment. In addition, performance was affected by our security selection strategy, which emphasizes federally tax-exempt income. In rising interest-rate environments such as the one that prevailed throughout most of the reporting period, prices of high income-producing bonds that are the core of the fund's holdings tend to decline less than bonds with lower income yields. Conversely, when interest rates decline, prices of high income bonds tend to appreciate less than their lower
yielding    counterparts.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income taxes by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income. We strive to find such opportunities through analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond' s maturity and early redemption features.

Over time, many of the fund's older higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered then current higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to
redemption    or    maturity.    In     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

addition,  we  conduct  credit  analysis  of our holdings in an attempt to avoid
potential    defaults    on    interest    and    principal    payments.

What other factors influenced the portfolio's performance?

The portfolio's performance was adversely affected by rising interest rates and a fall-off in demand from institutional investors over the past year.

When the reporting period began on December 1, 1998, investors generally were concerned about the potentially adverse economic effects of the global currency and credit crisis. In response, the Federal Reserve Board reduced short-term interest rates in the fall of 1998 in an attempt to stimulate global economic growth. Its strategy apparently was effective, because overseas economies began to recover early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment.

In the second and third quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall inflationary pressures. This change in
monetary    policy    caused    prices    of    most    bonds    to    fall.

Municipal bond prices fell faster than prices of taxable U.S. Treasury securities, however, because of supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond yields higher. As a result, at the end of the reporting period, we believe that municipal bonds were offering tax-exempt  yields  that  compared  very  favorably  with  taxable  yields after
adjusting    for    taxes.

What is the portfolio's current strategy?

Because some of our long-term holdings have been redeemed early by their issuers in a lower interest-rate environment, the fund has experienced some erosion of
its    dividend    and    income    stream.    We    recently

took steps designed to help support the fund's income stream and improve the portfolio' s credit quality and call protection through the issuance of auction preferred shares, which were offered to the public in September 1999.

The proceeds from the sale of preferred shares have been invested in additional municipal bonds as, in our view, attractive investment opportunities arose.
Generally, the rate at which preferred shareholders are paid is determined periodically through an auction process. Any remaining income (after expenses) from the portfolio' s municipal bonds purchased with the auction preferred proceeds and otherwise would be available to the fund, including for any common stock dividends as determined by the fund's board of directors.

Otherwise, we have generally attempted to upgrade the portfolio whenever opportunities to acquire bonds that meet our income and quality criteria have presented themselves. For example, to replace existing holdings that have been called over the past year, we have tried to capture higher prevailing yields from newly issued securities as interest rates have risen. This strategy is designed to seek relatively high current yields, and to potentially enable the fund to participate in capital appreciation if interest rates fall from their
present    levels.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

November 30, 1999 (Unaudited)

  Market Price per share November 30, 1999      $711_16

  Common Shares Outstanding November 30, 1999   47,783,925

  New York Stock Exchange Ticker Symbol             DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                       Fiscal Year Ended November 30,1999
                                       -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER

                              ENDED                       ENDED                    ENDED                       ENDED

                        FEBRUARY 28, 1999             MAY 31, 1999            AUGUST 31, 1999            NOVEMBER 30, 1999
                    -----------------------------------------------------------------------------------------------------------

High                         $10 1_4                      $9 11_16                  $9 1_16                  $8 1_8

Low                            8 13_16                     9                         8 1_16                   7 1_2

Close                          9 1_2                       9 1_8                     8 1_8                    7 11_16

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   November 22, 1989 (commencement of operations)
     through November 30, 1999                                                                                  54.02%

   December 1, 1989 through November 30, 1999                                                                   52.12

   December 1, 1994 through November 30, 1999                                                                   24.60

   December 1, 1998 through November 30, 1999                                                                  (19.36)

   March 1, 1999 through November 30, 1999                                                                     (14.92)

   June 1, 1999 through November 30, 1999                                                                      (12.82)

   September 1, 1999 through November 30, 1999                                                                  (3.69)

NET ASSET VALUE PER SHARE

  November 22, 1989 (commencement of operations)  $9.32

  November 30, 1998                                9.52

  February 28, 1999                                9.44

  May 31, 1999                                     9.28

  August 31, 1999                                  8.91

  November 30, 1999                                8.56

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   November 22, 1989 (commencement of operations)
     through November 30, 1999                                                                                 84.02%

   December 1, 1989 through November 30, 1999                                                                  84.02

   December 1, 1994 through November 30, 1999                                                                  37.86

   December 1, 1998 through November 30, 1999                                                                 ( 3.90)

   March 1, 1999 through November 30, 1999                                                                    ( 4.66)

   June 1, 1999 through November 30, 1999                                                                     ( 4.55)

   September 1, 1999 through November 30, 1999                                                                ( 2.21)

    *WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

November 30, 1999

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.7%                                                        Amount ($)       Value ($)
---------------------------------------------------------------------------------0--------------------------------------------

ALABAMA--2.3%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     3,000,000        2,897,190

Jefferson County, Sewer Revenue

   5.75%, 2/1/2038 (Insured; FGIC)                                                           11,000,000       10,517,430

ALASKA--4.4%

Alaska Housing Finance Corporation,

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000       12,010,267

Valdez Marine Terminal, Revenue:

   (BP Pipeline, Inc. Project) 5.50%, 10/1/2028                                               7,750,000        7,020,880

   (Mobile Alaska Pipeline) 5.75%, 11/1/2028                                                  7,500,000        7,044,525

ARIZONA--1.2%

Apache County Industrial Development Authority, PCR

   (Tucson Electric Power Co. Project) 5.85%, 3/1/2028                                        8,000,000        7,000,800

CALIFORNIA--2.1%

California Statewide Communities Development Authority, COP

   (The Internext Group) 5.375%, 4/1/2030                                                     5,000,000        4,278,850

Los Angeles Department of Water and Power,
   Waterworks Revenue

   6.10%, 10/15/2039 (Insured FGIC)                                                           8,000,000        8,116,800

COLORADO--.7%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc. Project)
   10.25%, 12/1/2020                                                                          5,600,000 (a)    3,880,632

CONNECTICUT--1.4%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              5,000,000        4,494,650

Connecticut Housing Finance Authority,

   Housing Mortgage Finance Program 6%, 11/15/2027                                            4,000,000        3,962,400

DELAWARE--1.0%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center Project) 6.80%, 6/1/2024                                             5,905,000        6,125,729

DISTRICT OF COLUMBIA--1.2%

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           7,220,000        7,267,002

FLORIDA--6.5%

Florida Board of Education, Capital Outlay 8.651%, 6/1/2019                                  15,000,000 (c,d) 16,152,000

Florida Housing Finance Corporation, Housing Revenue

   (Seminole Ridge Apartments) 6%, 4/1/2041 (Insured; GNMA)                                   6,415,000        6,224,025

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                 Amount ($)    Value ($)
---------------------------------------------------------------------------------0------------------------------------------



FLORIDA (CONTINUED)

Lee County Industrial Development Authority,

  Health Care Facilities Revenue

   (Shell Point Village Project) 5.50%, 11/15/2029                                            1,500,000         1,246,095

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000         3,388,700

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                        5,000,000 (a)     3,062,000

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         5,000,000 (a)     3,012,000

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               6,000,000         5,501,880

GEORGIA--2.7%

Burke County Development Authority, PCR

   (Georgia Power Co. Plant Vogtle) 5.45%, 5/1/2034                                           5,000,000         4,426,450

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,950,000 (b)    11,402,402

ILLINOIS--6.6%

Chicago-O'Hare International Airport, Special Facility Revenue

   (Delta Airlines Project) 6.45%, 5/1/2018                                                   2,790,000         2,792,762

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers Facilities
    Acquisition Program):

         8.50%, 9/1/2010                                                                      1,710,000         1,763,335

         8.50%, 9/1/2010 (Prerefunded 9/1/2000)                                               3,290,000 (b)     3,456,342

         6.05%, 7/1/2019                                                                      5,290,000         4,961,332

   HR (Adventist Health Systems / Sunbelt) 5.50%, 11/15/2029                                  4,175,000         3,528,585

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000        11,706,240

   (Ravenswood Hospital Medical Center Project)
      8.25%, 11/1/2010                                                                       10,499,999        10,734,149

INDIANA--1.8%

Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue

   (Bethlehem Steel Corp. Project) 8%, 4/1/2024                                               6,000,000         6,294,060

Indianapolis Airport Authority, Revenue 8.697%, 11/15/2031                                    4,375,000 (c,d)   4,173,400

KENTUCKY--1.5%

Kenton County Airport Board, Airport Revenue

   (Special Facilities--Delta Airlines Project) 6.125%, 2/1/2022                              5,000,000         4,778,050


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                 Amount ($)          Value ($)
---------------------------------------------------------------------------------0-----------------------------------------------

KENTUCKY (CONTINUED)

Morgantown Health Care Facility, Revenue

  (Southern Health Care System Project)

   10.50%, 3/1/2020 (Prerefunded 3/1/2000)                                                    4,045,000 (b)     4,188,476

LOUISIANA--6.3%

Lake Charles Harbor and Terminal,
  District Port Facilities Revenue

   (Trunkline LNG Co. Project) 7.75%, 8/15/2022                                              15,000,000         16,388,550

New Orleans. Public Improvement

   5.875%, 11/1/2029 (Insured; FSA)                                                           9,890,000          9,631,475

Parish of De Soto, Environmental Improvement Revenue

   (International Paper Co. Project) 6.55%, 4/1/2019                                          2,900,000          2,934,191

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      4,000,000          3,846,880

   (Gulf States) 5.80%, 12/1/2015                                                             5,000,000          4,562,300

MARYLAND--1.4%

Baltimore County, PCR (Bethlehem Steel Corp. Project)

   7.50%, 6/1/2015                                                                            5,000,000          5,170,900

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Associates Limited Partnership)
   8.75%, 11/15/2010                                                                          4,135,000 (a)      3,245,975

MASSACHUSETTS--2.7%

Massachusetts Health and
  Educational Facilities Authority, Revenue

   (Beth Israel Hospital) 8.491%, 7/1/2025 (Insured; AMBAC)                                   3,250,000 (c)      3,172,813

Massachusetts Industrial Finance Agency, Revenue

  (Sturdy Memorial Hospital)

   7.90%, 6/1/2009                                                                            4,180,000          4,275,471

Massachusetts Port Authority, Special Project Revenue

   (Harborside Hyatt) 10%, 3/1/2026                                                           7,000,000          7,428,400

Pittsfield, SWDR (Vicon Recovery Associates Project)

   7.95%, 11/1/2004                                                                           1,340,000          1,360,046

MICHIGAN--1.7%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000 (b)      5,918,700

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            4,000,000          4,174,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                 Amount ($)          Value ($)
----------------------------------------------------------------------------------------------------------------------------------

MINNESOTA--.7%

Minnesota Housing Finance Agency, Single Family Mortgage

   5.65%, 7/1/2031                                                                            4,800,000          4,339,824

MISSISSIPPI--1.2%

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc. Project) 5.875%, 4/1/2022                                  8,000,000          7,096,720

MISSOURI--1.2%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp. Project) 9%, 7/1/2020                                             6,735,000          6,880,139

MONTANA--.6%

Montana Housing Board, Single Family Mortgage

   5.75%, 6/1/2030                                                                            3,680,000          3,463,947

NEBRASKA--.8%

Nebraska Investment Finance Authority, SFHR

   5.70%, 9/1/2029                                                                            5,000,000          4,700,400

NEW HAMPSHIRE--.9%

New Hampshire Business Finance Authority, PCR

   (Public Service Co.) 6%, 5/1/2021                                                          6,000,000          5,462,220

NEW JERSEY--1.9%

New Jersey Economic Development Authority:

  First Mortgage Revenue

      (The Evergreens) 9.25%, 10/1/2022                                                       5,000,000          5,701,450

   Special Facilities Revenue

      (Continental Airlines, Inc. Project) 6.40%, 9/15/2023                                   7,000,000          6,747,020

NEW YORK--4.0%

Nassau Health Care Corporation, Health System Revenue

   5.75%, 8/1/2029 (Insured; FSA)                                                             6,500,000          6,288,555

New York City 8%, 8/15/2018 (Prerefunded 8/15/2001)                                           1,485,000 (b)      1,596,538

New York City Industrial Development Agency,
   Civic Facility Revenue

   (YMCA of Greater New York Project)

   8%, 8/1/2016 (Prerefunded 8/1/2001)                                                        3,000,000 (b)      3,223,740

New York City Municipal Water Finance Authority,

   Water & Sewer Systems Revenue
   5.75%, 6/15/2031 (Insured; FGIC)                                                           8,125,000          7,847,531

New York State Dormitory Authority, Revenue,

   Judicial Facility Lease (Suffolk County) 9.50%, 4/15/2014                                    605,000            699,053

Tsasc, Inc. 6.375%, 7/15/2039                                                                 4,500,000          4,414,230



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                 Amount ($)           Value ($)
---------------------------------------------------------------------------------0------------------------------------------------

NORTH CAROLINA--1.4%

Halifax County Industrial Facilities and
  Pollution Control Financing

   Authority, SWDR (Champion International Project)
   8.15%, 11/1/2019                                                                           1,000,000          1,020,000

Haywood County Industrial Facilities and
   Pollution Control Financing

   Authority, SWDR (Champion International Project)

      8.10%, 11/1/2009                                                                        4,820,000          4,916,400

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000          2,521,200

OHIO--1.6%

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                                          10,000,000           9,741,100

OKLAHOMA--1.5%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000           8,955,990

PENNSYLVANIA--4.9%

Allegheny County Port Authority,
  Special Transportation Revenue

   6.125%, 3/1/2029 (Insured; MBIA)                                                           5,000,000           5,060,150

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              8,800,000           9,453,400

Montgomery County Higher Education and
   Health Authority, Revenue:

   (Northwestern Corp.) 8.50%, 6/1/2016                                                       4,390,000           4,574,995

   (Retirement Community-G.D.L. Farms)

      9.50%, 1/1/2020 (Prerefunded 1/1/2000)                                                  5,500,000 (b)       5,634,365

Pennsylvania Economic Development Financing Authority, RRR

   (Northhampton Generating Project) 6.60%, 1/1/2019                                          4,200,000           4,199,664

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            295,000             304,307

RHODE ISLAND--1.0%

Rhode Island Health & Educational Building Corporation

  Higher Educational Facilities (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000           5,739,615

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                 Amount ($)            Value ($)
---------------------------------------------------------------------------------0-------------------------------------------------

SOUTH CAROLINA--1.2%

Piedmont Municipal Power Agency, Electric Revenue
   5.25%, 1/1/2021                                                                            3,000,000           2,513,820

Medical Facilities, Hospital Facilities Revenue 6%, 7/1/2019                                  5,000,000           4,802,400

TENNESSEE--3.2%

Maury County Health and Educational Facilities Board, Health

  Care Facilities Revenue, (Southern Health Care-Heritage)

      10.50%, 3/1/2020 (Prerefunded 3/1/2000)                                                 5,950,000 (b)       6,161,047

Memphis Center City Revenue Finance Corp.
   Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000           5,652,420

Tennessee Housing Development Agency

   (Homeowner Program) 6%, 1/1/2028                                                           7,160,000           7,073,364

TEXAS--8.0%

Houston Airport System, Special Facilities Revenue,

   Airport Improvement (Continental Airlines)
   6.125%, 7/15/2017                                                                          2,875,000           2,686,946

Mesquite Health Facilities Development Corp., Revenue

  (Christian Care Centers, Inc.)

   9.375%, 3/1/2020 (Prerefunded 3/1/2000)                                                   11,540,000 (b)      12,031,489

Springhill Courtland Heights Public Facility Corp. MFHR

   5.85%, 12/1/2028                                                                           6,030,000           5,506,717

Texas (Veterans Housing Assistance Program)
   6.10%, 6/1/2031                                                                            8,510,000           8,358,097

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue 9.46%, 7/2/2024                                       6,850,000 (c)       7,492,188

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Project):

      8.625%, 9/1/2001                                                                          650,000             680,973

      8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                 5,100,000 (a,c)     5,565,426

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional
  Health Care System Project)

   6.75%, 11/1/2025                                                                           5,850,000           5,032,521

UTAH--2.9%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           5,070,000           5,054,841

   Zero Coupon 8/15/2024                                                                      1,545,000             256,254

Tooele County, Hazardous Waste Treatment Revenue

  (Union Pacific Project)

   5.70%, 11/1/2026                                                                           5,000,000           4,411,000


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                 Amount ($)            Value ($)
---------------------------------------------------------------------------------0-------------------------------------------------

UTAH (CONTINUED)

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               7,810,000           7,590,070

VIRGINIA--4.1%

Fairfax County Water Authority, Revenue 7.579%, 4/1/2029                                      4,000,000 (c,d)     3,961,720

Henrico County Industrial Development Authority, Revenue

  (Bon Secours Health Care System Project)

   7.832%, 8/23/2027                                                                          7,500,000 (c)       7,678,125

Virginia Housing Development Authority, MFHR
   7.05%, 5/1/2018                                                                           12,000,000          12,645,360

WASHINGTON--1.6%

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                               10,000,000           9,527,000

WISCONSIN--5.6%

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                               10,800,000           9,169,200

Wisconsin Housing and Economic Development Authority

  Homeownership Revenue:

      8.449%, 7/1/2025                                                                       10,600,000 (c,d)    10,964,852

      6.25%, 9/1/2027                                                                        13,300,000          13,437,921

WYOMING--1.6%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000           2,251,744

   6.90%, 9/1/2024                                                                            2,000,000           2,037,440

Wyoming Student Loan Corporation, Student Loan Revenue

   6.25%, 6/1/2029                                                                            5,000,000           4,989,950

U.S. RELATED--2.3%

Puerto Rico;

Puerto Rico Commonwealth Highway and
  Transportation Authority

   Transportation Revenue 5%, 7/1/2038 (Insured; MBIA)                                       16,000,000          13,699,840

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $601,425,773)                                                                                          581,334,897

SHORT-TERM MUNICIPAL INVESTMENTS--.7%
-----------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.1%

Mcintosh Environmental Improvement Revenue, VRDN

   (CIBC Specialist) 3.85%                                                                      500,000 (e)         500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)        Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE--.1%

Delaware Economic Development Authority, Revenue, VRDN

   (Delmarva Power and Light Company Project) 3.85%                                             300,000 (e)          300,000

MICHIGAN--.4%

Midland County Economic Development Corporation

  Economic Development Limited Obligation Revenue, VRDN

      (Dow Chemical Company Project) 3.90%                                                    3,400,000 (e)        3,400,000

TEXAS--.1%

Brazo River Authority, PCR, VRDN

   (Texas Utilities Electric Company) 3.90% (Insured; MBIA)                                     100,000 (e)          100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,300,000)                                                                                               4,300,000

TOTAL INVESTMENTS (cost $605,725,773)                                                              98.4%         585,634,897

CASH AND RECEIVABLES (NET)                                                                          1.6%           9,323,593

NET ASSETS                                                                                        100.0%         594,958,490


Statement of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                             Insurance Company

FSA                       Financial Security Assurance

GNMA                      Government National
                             Mortgage Association

HR                        Hospital Revenue

IDR                  Industrial Development Revenue

MBIA                 Municipal Bond Investors
                          Assurance Insurance Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

SFHR                 Single Family Housing Revenue

SWDR                 Solid Waste Disposal Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              24.4

AA                               Aa                              AA                                               21.6

A                                A                               A                                                13.9

BBB                              Baa                             BBB                                              14.8

BB                               Ba                              BB                                                5.4

B                                B                               B                                                 2.1

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                            .7

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    17.1

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(D) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 1999, THESE SECURITIES AMOUNTED TO $48,951,812 OR 8.2% OF NET ASSETS.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G) AT NOVEMBER 30, 1999, THE FUND HAD $158,202,752 (26.6 % OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           605,725,773    585,634,897

Interest receivable                                                  10,484,327

Prepaid expenses                                                         12,449

                                                                    596,131,673
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           368,312

Cash overdraft due to Custodian                                         243,176

Dividends payable to preferred shareholders                             218,099

Accrued expenses and other liabilities                                  343,596

                                                                      1,173,183
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      594,958,490
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A, B and C, par value $.001 per share
  (7,440 total shares issued and outstanding at
  $25,000 per share liquidation preference)--Note 1                 186,000,000

Common Stock, par value, $.001 per share (47,783,925 shares
  issued and outstanding)                                                47,784

Paid-in capital                                                     445,779,246

Accumulated undistributed investment income--net                      1,867,769

Accumulated net realized gain (loss) on investments                 (18,645,433)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (20,090,876)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        408,958,490

NET ASSETS ($)                                                      594,958,490
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      47,783,925

NET ASSET VALUE PER COMMON STOCK, offering and redemption price per share ($)
                                                                           8.56

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                     32,787,710

EXPENSES:

Management fee--Note 3(a)                                            2,351,697

Administration fee-Note 3(a)                                         1,175,848

Commission fees--Note 1                                                 88,244

Professional fees                                                       85,970

Shareholders' reports                                                   80,497

Directors' fees and expenses--Note 3(b)                                 51,322

Registration fees                                                       42,334

Shareholder servicing costs                                             34,805

Custodian fees                                                           2,616

Miscellaneous                                                           21,175

TOTAL EXPENSES                                                       3,934,508

INVESTMENT INCOME--NET                                              28,853,202
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,834,127)

Net unrealized appreciation (depreciation) on investments          (39,136,429)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (43,970,556)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (15,117,354)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                               ---------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         28,853,202           28,262,772

Net realized gain (loss) on investments        (4,834,127)             306,745

Net unrealized appreciation (depreciation)
   on investments                             (39,136,429)           2,076,465

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (15,117,354)          30,645,982
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net

Common Stock                                  (27,789,863)         (29,319,019)

Preferred Stock                                (1,147,008)                 --

TOTAL DIVIDENDS                               (28,936,871)         (29,319,019)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock     186,000,000                   --

Dividends reinvested--Note 1(c)                 1,179,838            6,413,712

Offering costs charged to paid-in capital resulting
   from issuance of Preferred Stock            (2,060,000)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 185,119,838            6,413,712

TOTAL INCREASE (DECREASE) IN NET ASSETS       141,065,613            7,740,675
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           453,892,877          446,152,202

END OF PERIOD                                 594,958,490          453,892,877

Undistributed investment income--net            1,867,769            1,951,438
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                 124,560              664,058

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased)  during  each  period,  assuming you had reinvested all dividends and distributions.  These  figures  have  been  derived  from  the  fund's financial statements and market price data for the fund's shares.
                                                                                    Year Ended November 30,
                                                                        -------------------------------------------------

                                                                 1999           1998          1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.52           9.49          9.54           9.60          8.68

Investment Operations:

Investment income--net                                            .58            .60           .62            .64           .66

Net realized and unrealized
   gain (loss) on investments                                    (.90)           .05          (.01)          (.08)          .90

Total from Investment Operations                                 (.32)           .65           .61            .56          1.56

Distributions:

Dividends from investment income--net:

   Common Stock                                                  (.58)          (.62)         (.66)          (.62)         (.64)

   Preferred Stock                                               (.02)            --            --             --            --

Total Distributions                                              (.60)          (.62)         (.66)          (.62)         (.64)

Capital Stock transactions--net effect
   of Preferred Stock offering                                  (.04)             --            --             --            --

Net asset value, end of period                                   8.56           9.52           9.49           9.54         9.60

Market value, end of period                                      7 11_16       10 3_16        10 5_8          9 3_4        9 1_4
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                            (19.36)          2.23          16.60          12.61        15.12
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets
   applicable to Common Stock                                    .90(b)          .81            .81            .82          .84

Ratio of net investment income to average
   net assets applicable to Common Stock                        6.63(b)         6.26           6.55           6.82         7.12

Portfolio Turnover Rate                                        32.58            6.33           2.95          13.47        13.19

Net Assets, net of Preferred Stock,
   end of period ($ x 1,000)                                 408,958         453,893        446,152        440,681      439,192

Preferred Stock outstanding,
   end of period ($ x 1,000)                                 186,000             --             --             --           --

Asset coverage of Preferred Stock,
   end of period (%)                                             320             --             --             --           --

(A)  CALCULATED BASED ON MARKET VALUE.

(B) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the fund' s transfer agent, dividend-paying agent, registrar and plan agent.

     In connection with the offering of Auction Preferred Stock ("APS"), the Board of Directors on September 22, 1999 reclassified 7,440 shares of unissued capital stock as APS. The fund issued 2,480 shares of each of Series A, Series B and Series C APS, with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The initial dividend rate on the APS was 3.47% per annum for each series. Subsequent dividend rates will be determined pursuant to periodic auctions. Banker' s Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.


The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C)  DIVIDENDS  TO  SHAREHOLDERS  OF  COMMON  STOCK  (" COMMON SHAREHOLDER(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For common shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 30, 1999, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on December 28, 1999 to Common Shareholders of record as of the close of business on December 14, 1999.

(D) DIVIDENDS TO APS SHAREHOLDERS: For APS, dividends are currently reset every 28 days. The dividend rates for the period ended November 30, 1999 were 3.47% for Series A payable on December 14, 1999, 3.45% for Series B payable on December 16, 1999 and 3.50% for Series C payable on December 20, 1999.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the

Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,775,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $4,499,000 of the carryover expires in fiscal 2002, $9,312,000 expires in fiscal 2003 and $3,964,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of
 . 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with FDIS. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $325,985,494 and $153,109,878, respectively.

At November 30, 1999, accumulated net unrealized depreciation on investments was
$20,090,876,   consisting  of  $11,381,194  gross  unrealized  appreciation  and
$31,472,070 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

January 5, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The First Data Investor Services Group, Inc., as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to The First Data Investor Services Group, Inc., Attention: Closed-End Funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder's name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the
                                                                      The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


PROXY RESULTS (Unaudited)

During the fiscal year ended November 30, 1999, shareholders of common stock voted on the following proposals presented at the annual shareholders' meeting held on May 14, 1999. The descriptions of each proposal and the number of shares voted are as follows:

                                                                       Shares
                                                       -------------------------------------

                                                        For                 Authority Withheld
                                                    --------------------------------------------

To elect three Class III Directors:((+))

      David W. Burke                              36,319,611                           554,252

      Hans C. Mautner                             36,300,901                           572,962

      John E. Zuccotti                            36,281,765                           592,098


                                                                                        Shares
                                                   ---------------------------------------------------------------------------------

                                                                 For                    Against                  Abstained
                                                   ---------------------------------------------------------------------------------

To ratify the selection of
Ernst & Young LLP
as independent auditors
of the fund                                                36,416,333                   127,677                    329,852

((+))  THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2002.

                                                                                                     The Fund

NOTES

NOTES


OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle*

John E. Zuccotti*

* DESIGNATED DIRECTORS FOR AUCTION PREFERRED STOCK

OFFICERS

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margaret W. Chambers

Vice President and Assistant Treasurer

    John P. Covino

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower

Vice President, Assistant Treasurer

and Assistant Secretary

    Frederick C. Dey

Vice President, Assistant Treasurer

and Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Karen Jacoppo-Wood

Vice President and Assistant Secretary

    Christopher J. Kelly

Vice President and Assistant Secretary

    Kathleen K. Morrisey

OFFICERS (CONTINUED)

Vice President and Assistant Secretary

    Elba Vasquez

PORTFOLIO MANAGERS

    Joseph P. Darcy

    A. Paul Disdier

    Douglas Gaylor

    Joseph Irace

    Colleen Meehan

    Richard J. Moynihan

    W. Michael Petty

    Jill C. Shaffro

    Scott Sprauer

    Samuel J. Weinstock

    Monica S. Wieboldt

INVESTMENT ADVISER

AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND PLAN AGENT

First Data Investor Services Group, Inc.
    (Common Stock)

Banker's Trust (Auction Preferred Stock)

AUCTION AGENT

Banker's Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Municipal

                        Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company

                        One Boston Place

                        Boston, MA 02108

                        Transfer Agent &

                        Dividend-Paying Agent, Registrar and Plan Agent

                        First Data Investor Services Group, Inc.

                        (Common Stock)

                        One Exchange Place

                        Boston, MA 02109

(c) 2000 Dreyfus Service Corporation                                  852AR9911